UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Progress Software Corp

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROGRESS SOFTWARE CORPORATION 15 WAYSIDE ROAD, SUITE 400 BURLINGTON, MA 01803	Your Vote Counts! PROGRESS SOFTWARE CORPORATION 2024 Annual Meeting Vote by May 08, 2024 11:59 PM ET

You invested in PROGRESS SOFTWARE CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 09, 2024.

Get informed before you vote
View the Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 09, 2024 10:00 AM EDT
Virtually at: www.virtualshareholdermeeting.com/PRGS2024

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends
1.	Election of Directors
Nominees:
	01) Paul T. Dacier	04) Yogesh Gupta	07) David A. Krall	For
	02) John R. Egan	05) Charles F. Kane	08) Angela T. Tucci
	03) Rainer Gawlick	06) Samskriti Y. King	09) Vivian Vitale
2.	To approve, on an advisory basis, the compensation of Progress Software Corporation’s named executive officers.			For
3.	To approve an increase in the number of shares authorized for issuance under the 2008 Stock Option and Incentive Plan, as amended and restated.			For
4.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024.			For
NOTE: The named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.